UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed by Safety Shot, Inc. (“Safety Shot” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 8, 2025, the Company entered into an Arrangement Agreement on January 7, 2025 (the “Arrangement Agreement”) with Yerbaé Brands Corp. (“Yerbaé”), pursuant to which the Company agreed, among other things, to acquire all of the issued and outstanding common shares of Yerbaé (the “Yerbaé Shares”) in exchange for shares of common stock of Safety Shot (each, a “Safety Shot Share”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”). The Arrangement was consummated on June 27, 2025.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note is incorporated by reference herein.

Pursuant to the terms of the Arrangement Agreement, at the effective time of the Arrangement (the “Effective Time”), all of the Yerbaé Shares then issued and outstanding immediately prior to the Effective Time (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé performance share units (each, a “Yerbaé PSU”) and Yerbaé restricted share units (each, a “Yerbaé RSU”), which were settled immediately prior to the Effective Time) were acquired by Safety Shot in consideration for the right to receive 0.2918 Safety Shot Shares per Yerbaé Share (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which were settled immediately prior to the Effective Time), for an aggregate of 19,881,948 Safety Shot Shares. Immediately following the Effective Time, the stockholders of Safety Shot immediately prior to the Effective Time owned approximately 81.6% and the former holders of Yerbaé Shares, Yerbaé PSUs and Yerbaé RSUs owned approximately 18.4% of the Company.

Also at the Effective Time, under the terms of the Arrangement Agreement, each option (each, a “Replaced Option”) to purchase Yerbaé Shares outstanding immediately prior to the Effective Time (whether or not vested) was deemed to be exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase Safety Shot Shares. The number of Safety Shot Shares underlying each Replacement Option equals the number of Yerbaé Shares underlying the Replaced Option multiplied by the exchange ratio of 0.2918 (the “Exchange Ratio”). The exercise price of each Replacement Option equals the exercise price of the corresponding Replaced Option divided by the Exchange Ratio and each Replacement Option is fully vested. In accordance with the respective terms of Yerbaé’s outstanding warrants and debentures, the terms of each warrant (each, a “Yerbaé Warrant”) and debenture of Yerbaé (each, a “Yerbaé Debenture”) entitle the holder thereof to receive, upon exercise or conversion, as applicable, in substitution for the number of Yerbaé Shares subject to such warrant or debenture, Safety Shot Shares, as adjusted in accordance with the Exchange Ratio.

Immediately after the Effective Time, the Company had the following outstanding securities:

●	approximately 108,300,254 Safety Shot Shares;

●	options to purchase up to 15,546,992 Safety Shot Shares with a weighted average exercise price of $1.37 per Safety Shot Share, including Replacement Options to purchase up to 1,832,105 Safety Shot Shares with a weighted average exercise price of $3.07 per share;

●	warrants to purchase up to 24,893,438 Safety Shot Shares with a weighted average exercise price of $1.29 per Safety Shot Share, including Yerbaé Warrants to purchase up to 2,120,622 Safety Shot Shares with a weighted average exercise price of $1.41 per share assumed by Safety Shot at the Effective Time;

●	Up to 6,667,802 shares of Safety Shot Shares issuable pursuant to a Convertible Note issued by the Company on January 20, 2025; and

●	Up to 3,362,742 shares of Safety Shot Shares issuable pursuant to a Secured Convertible Note issued by the Company on January 20, 2025.

The above description excludes the Safety Shot Shares underlying Yerbaé Debentures assumed by Safety Shot at the Effective Time, the terms of which are described in Item 2.03 of this Current Report on Form 8-K.

The foregoing summary description of the completion of the Arrangement does not purport to be complete and is qualified in its entirety by reference to the terms of the Arrangement Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 8, 2025, and is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03.

On April 13, 2023, Yerbaé closed the first tranche (the “First Tranche”) of its brokered debenture unit (each, a “Debenture Unit”) offering which consisted of 1,650 Debenture Units for gross proceeds of $1,650,000. On May 5, 2023, Yerbaé closed the second tranche pursuant to which it issued an additional 2,152 Debenture Units for gross proceeds of $2,152,000, and for aggregate gross proceeds, together with the closing of the First Tranche, of $3,802,000.

Each Debenture Unit consisted of: (i) one (1) Yerbaé Debenture in the principal amount of $1,000; and (ii) 714 Yerbaé Share purchase warrants. The 714 Yerbaé Share purchase warrants issued with the Debenture Units have expired. The Yerbaé Debentures bear interest at a rate of 6.0% per annum, payable on the earlier of July 30, 2025 (the “Maturity Date”) or the date of conversion of the Yerbaé Debentures. Following the Effective Time, the interest is payable in Safety Shot Shares, rather than the Yerbaé Shares that were previously issuable. Following the Effective Time, the principal amount of the Yerbaé Debentures is convertible at the holder’s option into Safety Shot Shares, rather than the Yerbaé Shares that were previously issuable, at any time prior to the close of business on the last business day immediately preceding the Maturity Date, at a conversion price of $4.80 per Safety Shot Share, subject to adjustment in certain customary events.

On July 4, 2024, Yerbaé entered into a loan agreement with MaximCash Solutions (“MaximCash”), whereby MaximCash loaned Yerbaé a principal amount of $750,000. The loan included origination costs of $22,500. In addition, Yerbaé agreed to issue MaximCash, Yerbaé Shares, with a fair value of $64,285 for a total discount of $86,786. The loan had an effective interest rate of 42%. The loan was to mature on June 11, 2025; however, on January 29, 2025, Yerbaé entered into a new loan agreement with MaximCash resulting in the payoff of the original loan. The new loan agreement entered into between Yerbaé and MaximCash is for a principal amount of $1,000,000. The new loan included an origination cost of $30,000. The loan matures on January 29, 2026 and has an effective interest rate of 27%. As of the date hereof, the net balance of the loan is $763,077.

In June of 2024, Yerbaé entered into a loan agreement with Parafin, Inc., whereby Parafin, Inc. loaned Yerbaé a principal amount of $230,000 with a stated fee of $30,000. The stated fee is treated as interest and amortized over the term of the loan. The loan agreement includes a payment rate of 15% of Yerbaé’s weekly sales over an 8-month period. As of the date hereof, the net balance of the loan is $179,412.

On July 15, 2024, Yerbaé entered into a loan agreement, effective July 1, 2024, with Karrie Gibson, a director of the Yerbaé, whereby Karrie Gibson loaned Yerbaé a principal amount of $330,000 with an original issue discount of $30,000. The loan has an effective interest rate of 10%. [The loan matured on June 1, 2025 and is payable on demand by the lender.

On September 16, 2024, Yerbaé entered into an agreement with a private lender whereby the lender originally agreed to loan an aggregate principal amount of up to $540,000. The loan matures on August 16, 2025. The loan has an effective interest rate of approximately 8.0%.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 2.01 and Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 2.04.

In accordance with the terms of the Yerbaé Debentures, within ten (10) days of the Effective Time, Safety Shot is required to provide notice to the Yerbaé Debenture holders, together with an offer in writing to purchase the Yerbaé Debentures on a date within 90 days of the Effective Time at a price per Yerbaé Debenture equal to 105% of the principal amount plus accrued and unpaid interest up to such purchase date.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02.

The Safety Shot Shares issued by the Company in connection with the Arrangement was issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act based on the final order of the Supreme Court of British Columbia issued on June 13, 2025, approving the Plan of Arrangement following a hearing by the court which considered, among other things, the fairness of the Arrangement to the persons affected.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2025, the board of directors of the Company (the “Board”) increased the number of directors on the Board from six (6) to seven (7) and appointed Todd Gibson as a member of the Board.

Todd Gibson, age 48, Mr. Gibson is an accomplished beverage industry entrepreneur, with over 25 years of experience as an innovator, business builder, and sales leader. Mr. Gibson has served as the Chief Executive Officer of Yerbaé since January 2017 and has served as a member of the Yerbaé board of directors since February 2023. Mr. Gibson is regarded as an execution leader in the beverage industry. Mr. Gibson was distribution manager at Hansen’s Energy, better known as Monster Energy who sold the first energy drinks in the US marketplace. Mr. Gibson served in various roles at South Beach Beverage Company (SoBe) prior to the sale of the brand to Pepsi Co. After the sale of SoBe to Pepsi Co., Mr. Gibson served as EVP of Sales at Fuze & Nos Beverage company. During his tenure, from 2001 to 2007, Fuze and Nos Energy brands were listed and sold to Coca Cola. After guiding Fuze & Nos Beverage company to a successful sale to the Coca Cola Company, from 2007 to 2010, Mr. Gibson assumed the role of Division VP and General Manager for the Still Beverage group, a newly formed organization within Coca Cola. In this role, Mr. Gibson’s responsibilities included distributor, marketing and retailer relations. Additionally, he led the sales and field marketing teams to provide thought leadership, brand marketing and P&L responsibilities for a significant portfolio, within Coca Cola, exceeding $1.5 Billion in revenue for the company. He managed a team of over 500 field managers and 112 distribution partners. Following the sale of his beverage businesses and his time at Coca Cola, Mr. Gibson joined Vintage Tech Recyclers in 2010, a private company founded by Karrie Gibson in 2005, and served as the Executive VP of Sales and Marketing and a member of Vintage Tech Recyclers’ board of directors until 2015.

In accordance with the Company’s non-employee director compensation policy, Mr. Gibson will be paid an annual cash compensation of $25,000 for his services as a member of the Board.

Item 7.01.	Regulation FD Disclosure.

Press Release

On June 27, 2025, the Company issued a press release announcing the closing of the Arrangement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The audited condensed consolidated financial statements of Yerbaé as of and for the years ended December 31, 2024 and December 31, 2023 and the related notes are included in Yerbaé’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 10, 2025 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Yerbaé as of March 31, 2025 and for the three months ended March 31, 2025 and 2024 are included in Yerbaé’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 20, 2025 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for Safety Shot, after giving effect to the acquisition of Yerbaé and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

2.1*	Arrangement Agreement by and between Safety Shot and Yerbaé dated January 7, 2025 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 8, 2025)
10.1	Convertible Debenture Indenture, Dated April 12, 2023, by and between Yerbaé and Odyssey Trust Company
10.2	Warrant Indenture, dated December 7, 2023, by and between Yerbaé and Odyssey Trust Company
99.1	Press Release dated June 27, 2025.
99.2	Unaudited pro forma condensed combined financial information of Safety Shot and Yerbaé
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2025

SAFETY SHOT, INC.

By:	/s/ Jarret Boon
Jarret Boon
Chief Executive Officer